Exhibit 10.1

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT
AND
THIRD AMENDMENT TO AMENDED AND RESTATED
GUARANTY AND COLLATERAL AGREEMENT
DATED AS OF MAY 25, 2018
AMONG
DIAMONDBACK ENERGY, INC.,
AS PARENT GUARANTOR

DIAMONDBACK O&G LLC,
AS BORROWER,
THE OTHER GUARANTORS,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC, AS
SOLE BOOK RUNNER AND SOLE LEAD ARRANGER

JPMORGAN CHASE BANK, N.A., CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
GOLDMAN SACHS BANK USA, CITIBANK, N.A. AND BANK OF AMERICA, N.A., AS
CO-DOCUMENTATION AGENTS

CAPITAL ONE, N.A., THE BANK OF NOVA SCOTIA AND U.S. BANK NATIONAL ASSOCIATION AS
AS CO-SYNDICATION AGENTS

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND THIRD AMENDMENT TO AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT
THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND THIRD AMENDMENT TO AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT (this “Amendment”) dated as of May 25, 2018 is among: DIAMONDBACK ENERGY, INC., a Delaware corporation, as the Parent Guarantor (the “Parent Guarantor”); DIAMONDBACK O&G LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (together with the Parent Guarantor, the “Guarantors”); each of the Lenders (as such term is defined in the Credit Agreement referred to below) party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Parent Guarantor, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of November 1, 2013, as amended by that certain First Amendment dated as of June 9, 2014, that certain Second Amendment dated as of November 13, 2014, that certain Third Amendment dated as of June 21, 2016, that certain Fourth Amendment dated as of December 15, 2016 and that certain Fifth Amendment dated as of November 28, 2017 (as such may be further amended, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Administrative Agent and the Guarantors are parties to that certain Amended and Restated Guaranty and Collateral Agreement dated as of July 24, 2012 as amended by that certain First Amendment dated as of November 1, 2013 and that certain Second Amendment dated as of June 9, 2014 (as such may be further amended, modified or supplemented, the “Guaranty Agreement”).
C.    The Borrower has requested and the Lenders signatory hereto have agreed to amend certain provisions of the Credit Agreement and the Guaranty Agreement as set forth herein.
D.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement or the Guaranty Agreement, as applicable, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.02. Section 1.02 is hereby amended by:
(a)    amending or adding in the appropriate alphabetical order the following terms:
“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment dated as of June 9, 2014, the Second Amendment dated as of November 13, 2014, the Third Amendment dated as of June 21, 2016, the Fourth Amendment dated as of December 15, 2016, the Fifth Amendment dated as of November 28, 2017 and the Sixth Amendment to Amended and Restated Credit Agreement and Third Amendment to Amended and Restated Guaranty and Collateral Agreement dated as of May 25, 2018, as the same may be further amended, modified or supplemented from time to time.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“LC Commitment” means, at any time, (a) $100,000,000 for Letters of Credit issued with respect to Qualified Midstream Assets and activities associated therewith and (b) $15,000,000 for all other Letters of Credit.

“Sixth Amendment Closing Date” means May 25, 2018.

(b)    deleting the following paragraph in its entirety from the definition of “Applicable Margin”:
“At any time the Ratio of Total Debt to EBITDAX as determined in Section 9.01(a) is greater than 3.0 to 1.0, the amounts in each square for Eurodollar Loans and ABR Loans shall be increased by 0.25%. Such increase shall apply for the quarter immediately following the quarter in which such ratio exceeded 3.0 to 1.0 and shall remain effective until the quarter following the quarter in which such ratio equaled or was less than 3.0 to 1.0.”

2.2    Amendment to Section 7.11. Section 7.11 is hereby amended be renumbering such Section as Section 7.11(a) and adding the following Section 7.11(b):
“(b)    As of the Sixth Amendment Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.”

2.3    Amendment to Section 8.01(d)(ii). Section 8.01(d)(ii) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(ii)    Within five days after the end of each fiscal quarter, a certificate of a Financial Officer in form and substance satisfactory to the Administrative Agent,

setting forth the aggregate volume of all commodity Swap Agreements for which settlement payments were calculated in such fiscal quarter and the actual production of Hydrocarbons in such fiscal quarter for the purpose of determining compliance with Section 9.18(b).”

2.4    Amendment to Section 8.01(p). Section 8.01(p) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(p)    Other Requested Information. Promptly following any request therefor, (i) such other information regarding the operations, business affairs and financial condition of the Parent Guarantor, the Borrower or any Restricted Subsidiary (including any Plan and any reports or other information required to be filed with respect thereto under the Code or under ERISA), or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender may reasonably request or (ii) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the Patriot Act or other applicable anti-money laundering laws.”

2.5    Amendment to Section 8.02. Section 8.02 is hereby amended by deleting “and” at the end of Section 8.02(b), deleting the period at the end of Section 8.02(c) and replacing it with “; and”, and adding the following new Section 8.02(d):
“(d)    any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.”

2.6    Amendment to Section 9.04(a). Section 9.04(a) is hereby amended by deleting the first paragraph thereof in its entirety and replacing it with the following:
“The Parent Guarantor and the Borrower will not, and will not permit any of the Restricted Subsidiaries to, declare or make, directly or indirectly, any Restricted Payment, return any capital to its holders of Equity Interests or make any distribution of its Property to its Equity Interest holders without the prior approval of the Majority Lenders, except that:”

2.7    Amendment to Section 9.05. Section 9.05 is hereby amended by adding the following Section 9.05(p):
“(p)    Investments in any Person if, immediately after giving effect to such Investment, (i) the Utilization Percentage is less than 80% and (ii)(A) substantially all of the assets of such Person consist of or will consist of Qualified Midstream Assets or (B) all or substantially all of such Person’s business is ownership of, operation of, construction or development of, or direct or indirect investment in, Qualified Midstream Assets.”

2.8    Amendment to Section 9.18(b). Section 9.18(b) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(b)    If, after five (5) days following the end of each fiscal quarter, the Borrower determines that the aggregate volume of all commodity Swap Agreements for which settlement payments were calculated in the most recently ended fiscal quarter exceeded 100% of the actual production of Hydrocarbons in such fiscal quarter, then the Borrower shall, within thirty (30) days of such determination, terminate, create off-setting positions or otherwise unwind existing positions to comply with the volume limitations contained in Section 9.18(a) (such termination, off-setting positions or unwind to be subject to an adjustment to the Borrowing Base as contemplated by Section 2.07(e)).”

2.9    Amendment to Section 11.10. Section 11.10 is hereby amended by deleting such Section in its entirety and replacing it with the following:
“Section 11.10        Authority of Administrative Agent to Release Collateral and Guarantors. Each Lender and the Issuing Bank hereby authorizes the Administrative Agent to (i) release any Liens that may exist on Qualified Midstream Assets or any Subsidiary substantially all of the assets of which consist of Qualified Midstream Assets, (ii) release any Liens that may exist on collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents, (iii) release any Guarantor from the Guaranty Agreement pursuant to the terms hereof or thereof and (iv) subordinate any Lien on any collateral granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien permitted pursuant to Section 9.03. Each Lender and the Issuing Bank hereby authorizes the Administrative Agent to execute and deliver to the Borrower, at the Borrower’s sole cost and expense, any and all releases of Liens, termination statements, assignments, releases of guarantees or other documents reasonably requested by the Borrower in connection with (A) the events described in the preceding sentence and (B) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary in compliance with Section 9.19(b).”

Section 3.    Amendment to Guaranty Agreement.
3.1    Amendment to Section 3.01 of the Guaranty Agreement. Section 3.01 of the Guaranty Agreement is hereby amended by deleting everything after item (15) therein and replacing it with the following:
“Notwithstanding the foregoing or any other provision of this Agreement or any other Loan Document, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor’s rights or interests in or under:

(a) any license, contract, permit, or franchise to which such Grantor is a party or any of its rights or interests thereunder are bound to the extent, but only to the extent, that such a grant would, under the terms of such license, contract, permit, or franchise, result in a breach of the terms of, or constitute a default under, such license, contract, permit, or franchise (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including title 11 of the United States Code (11 USC §§ 101 - 1330) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect (in the event that any asset of any Grantor is excluded from the Collateral by virtue of the foregoing, such Grantor agrees to use reasonable efforts to obtain all requisite consents to enable such Grantor to provide a security interest in such asset pursuant hereto as promptly as practicable);

(b) any Equity Interest in an Unrestricted Subsidiary; or

(c) any Qualified Midstream Assets.

For purposes of this Agreement, the term “Issuer” shall not include any Unrestricted Subsidiary, and the term “Pledged Securities” shall not include Equity Interests in an Unrestricted Subsidiary or any Property of the types described in the definition of the term “Pledged Securities” to the extent related to or arising out of Equity Interests in an Unrestricted Subsidiary. The limitations set forth in the preceding sentence shall become effective immediately upon the designation of a Restricted Subsidiary as an Unrestricted Subsidiary in compliance with the Credit Agreement, and shall continue so long as such Subsidiary continues to constitute an Unrestricted Subsidiary.”

Section 4.    Borrowing Base and Aggregate Elected Commitment Amount.
4.1    Borrowing Base. From and after the Amendment Effective Date (as defined below) until the next Redetermination Date, the Borrowing Base shall be $2,000,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time in accordance with the Credit Agreement. Each of the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 4.1 shall constitute a Scheduled Redetermination. This Section 4.1 constitutes the New Borrowing Base Notice in accordance with Section 2.07(d) of the Credit Agreement.
4.2    Elected Commitment. From and after the Amendment Effective Date until adjusted pursuant to Section 2.07A, the Aggregate Elected Commitment Amount shall be $1,000,000,000.

Section 5.    Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02):
5.1    The Administrative Agent shall have received from Lenders constituting the Majority Lenders, the Guarantors and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
5.2    The Administrative Agent shall have received a Beneficial Ownership Certification in relation to the Parent Guarantor
5.3    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
5.4    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement and the Guaranty Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
6.2    Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and

(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
6.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
6.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
6.6    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
6.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.9    Loan Document. This Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DIAMONDBACK O&G LLC, as Borrower

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Chief Financial Officer

DIAMONDBACK ENERGY, INC., as the Parent Guarantor

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Chief Financial Officer

DIAMONDBACK E&P LLC, as a Guarantor

By: /s/ Teresa L. Dick
Name: Teresa L. Dick Title: Chief Financial Officer
RATTLER MIDSTREAM LLC, as a Guarantor

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Chief Financial Officer

SIGNATURE PAGE
SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By: /s/ Betsy Jocher
Name: Betsy Jocher Title: Director

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Lyle Levy Jr.
Name: Lyle Levy Jr. Title: Vice President

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar Title: Authorized Signatory

By: /s/ Sophie Bulliard
Name: Sophie Bulliard Title: Authorized Signatory

SIGNATURE PAGE
SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Alan Dawson
Name: Alan Dawson Title: Director

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Tara R. McLean
Name: Tara R. McLean Title: Vice President

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

JPMORGAN CHASE BANK, N. A., as a Lender

By: /s/ Kody J. Nerios
Name: Kody J. Nerios Title: Authorized Officer

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Chris Lam
Name: Chris Lam Title: Authorized Signatory

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

CITIBANK, N.A., as a Lender

By: /s/ Jeff Ard
Name: Jeff Ard Title: Vice President

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By: /s/ Alia Qaddumi
Name: Alia Qaddumi Title: Director

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

SUNTRUST BANK, as a Lender

By: /s/ Benjamin L. Brown
Name: Benjamin L. Brown Title: Director

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

ZB, N.A. dba AMEGY BANK, as a Lender

By: /s/ JB Askew
Name: JB Askew Title: Senior Vice President - Amegy Bank Division

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

ING CAPITAL LLC, as a Lender

By: /s/ Michael Price
Name: Michael Price Title: Managing Director

By: /s/ Juli Bieser
Name: Juli Bieser Title: Managing Director

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

COMMONWEALTH BANK OF AUSTRALIA, as a Lender

By: /s/ David Pichut
Name: David Pichut Title: Senior Associate

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

BOKF, N.A. DBA BANK OF OKLAHOMA, as a Lender

By: /s/ John Krenger
Name: John Krenger Title: Vice President

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Parul June
Name: Parul June Title: Senior Vice President

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By: /s/ Trudy Nelson
Name: Trudy Nelson Title: Authorized Signatory

By: /s/ Robert Long
Name: Robert Long Title: Authorized Signatory

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Sandra Salazar
Name: Sandra Salazar Title: Managing Director

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

IBERIABANK, as a Lender

By: /s/ Blakely T. Norris
Name: Blakely T. Norris Title: Vice President

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

WEST TEXAS NATIONAL BANK, as a Lender

By: /s/ Chris Whigham
Name: Chris Whigham Title: Bank President

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT

FROST BANK, A TEXAS STATE BANK, as a Lender

By: /s/ Jack Herndon
Name: Jack Herndon Title: Senior Vice President

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SIXTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT